UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 26, 2018

IOTA COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27587	22-3586087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

540 Union Square New Hope, PA 18938
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	(973) 339-3855
SOLBRIGHT GROUP, INC. One Gateway Center, 26th Floor Newark, NJ 07102
(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 26, 2018, Solbright Group, Inc., a Delaware corporation (the “Company”), filed a Certificate of Amendment to the Company’s Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to effect a change of the Company’s name to Iota Communications, Inc. The name change became effective as of November 26, 2018.

A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K (the “Report”) and incorporated herein by reference.

Item 7.01.     Regulation FD Disclosure.

On November 28, 2018, the Company issued a press release with respect to the change of the Company’s name to Iota Communications, Inc. and the change of the Company’s trading symbol to “IOTC”. A copy of the press release is filed as Exhibit 99.1 to this Report and incorporated herein by reference.

The information in this Item 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Report in such filing.

Forward Looking Statements

This filing includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect the Company’s operations, financial performance, and other factors as discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). Among the factors that could cause results to differ materially are those risks discussed in the periodic reports the Company files with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2017. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.” The Company does not undertake any duty to update any forward-looking statement except as required by law.

Item 8.01.     Other Events.

In connection with the change of the Company’s name to Iota Communications, Inc., the Company submitted to FINRA a voluntary request for the change of the Company OTC trading symbol. The change of the Company’s trading symbol from “SBRT” to “IOTC” became effective in the market as of the start of trading on November 28, 2018.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment to Certificate of Incorporation, dated November 26, 2018

99.1	Press Release, dated November 28, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2018	SOLBRIGHT GROUP, INC.

	By:	/s/ Barclay Knapp
Name: Barclay Knapp Title: Chairman and Chief Executive Officer

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